SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2019

(Date of earliest event reported)
November 12, 2109

Commission File No.: 0-25969
URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 12, 2019, Urban One, Inc. (the "Company"), the Audit Committee (the "Audit Committee") of the Company's Board of Directors and executive management, in consultation with the Company's independent registered public accounting firm, BDO USA, LLP ("BDO"), determined that adjustments to certain of its previously issued unaudited quarterly financial statements included in our Form10-Qs for the quarters ended March 31, 2019 and June 30, 2019 are necessary.  The audited consolidated financial statements as of and for the year ended December 31, 2018 will not be restated as management has determined that the impact of this error is immaterial to the audited consolidated financial statements included in our Annual Report on Form 10-K filed March 18, 2019.

Subsequent to the quarter ended September 30, 2019 and as part of the preparation of the Company's September 30, 2019 interim financial statements, the Company determined that a non-cash tax provision adjustment of approximately $3.4 million recorded as an out-of-period adjustment during the three month period ended March 31, 2019 but relating to the quarter ended December 31, 2018 materially misstated the statement of operations for the period ended March 31, 2019, which also impacted the statement of operations for the six-months ended June 30, 2019.  Therefore, the Company is restating its previously reported March 31, 2019 and June 30, 2019 consolidated financial statements to correct this error by revising retained earnings and long-term deferred tax liabilities as of January 1, 2019 by approximately $3.6 million ($3.4 million adjustment discussed above in addition to a $200,000 adjustment identified during the third quarter of 2019 relating to the December 31, 2018 period) to correct the prior period financial statements. The Company is also restating its previously filed consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated statements of changes in stockholders' equity and consolidated statements of cash flows for the three month period ended March 31, 2019 and the six month period ended June 30, 2019.  Accordingly, the following previously-filed financial statements of the Company should not be relied upon:

The Company's unaudited financial statements for the quarterly period ended March 31, 2019, contained in the Company's Quarterly Reports on Form 10-Q, originally filed with the Securities and Exchange Commission ("SEC") on May 10, 2019 (the "Q1 Report").

The Company's unaudited financial statements for the quarterly period ended June 30, 2019, contained in the Company's Quarterly Reports on Form 10-Q, originally filed with the Securities and Exchange Commission ("SEC") on August 2, 2019 (the "Q2 Report").

Similarly, related press releases, earnings releases, and investor communications describing the Company's financial statements for these periods should no longer be relied upon.  The Company is filing amendments to the Q1 Report and Q2 Report on Form 10Q/A concurrently with this report.

Item 7.01. Regulation FD Disclosure.

The information disclosed under Item 4.02 of this Report is incorporated by reference into this Item 7.01.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
November 12, 2019                                         Peter D. Thompson
                Chief Financial Officer and Principal Accounting Officer